[OFFICER/EMPLOYEE FORM WITH CHANGE OF CONTROL]

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO THE PROVISIONS OF THE COMPANY'S 2005 STOCK OPTION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO.

MONITRONICS INTERNATIONAL, INC.
2005 STOCK OPTION PLAN
EMPLOYEE
NONSTATUTORY STOCK OPTION AGREEMENT

This Agreement is made and entered into as of the Grant Date (as defined below) by and between Monitronics International, Inc., a Texas corporation (the "Company"), and ________________ (the "Optionee"):

WHEREAS, the Company, in order to induce you to enter into and continue in service to the Company and to contribute to the success of the Company, agrees to grant you an option to acquire a priority interest in the Company through the purchase of shares of stock of the Company;

WHEREAS, the Company adopted the Monitronics International, Inc. 2005 Stock Option Plan as it may be amended from time to time (the "Plan") under which the Company is authorized to grant stock options to certain employees of the Company;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this stock option agreement (the "Agreement") as if fully set forth herein and terms capitalized but not defined herein shall have the meaning set forth in the Plan; and

WHEREAS, you desire to accept the option created pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

    The Grant. Subject to the conditions set forth below, the Company hereby grants to you, effective as of _______________, ____ ("Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services for the Company, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of _______________ shares of the Company's Class A Common Stock, $.01 par value (the "Option Shares"), at the Exercise Price (as hereinafter defined). As used herein, the term "Exercise Price" shall mean a price equal to $________ per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute an Option which is not designed pursuant to section 422 of the Internal Revenue Code of 1986, as amended; however, you should consult with your tax advisor concerning the proper reporting of any federal, state or local tax liability that may arise as a result of the grant or exercise of the Option.

    Exercise.

      For purposes of this Agreement, the Option Shares shall be deemed "Nonvested Shares" unless and until they have become "Vested Shares." The Option shall in all events terminate at the close of business on the tenth (10th) anniversary of the Grant Date (the "Term"). Subject to other terms and conditions set forth herein, the Option may be exercised in cumulative installments as follows:

On or After Each of the Following Vesting Dates	Cumulative Percentage of Shares as to Which Option is Exercisable

      Option Shares shall constitute Vested Shares once they are exercisable.

      Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. No less than 100 Vested Shares may be purchased at any one time unless the number purchased is the total number of Vested Shares at that time purchasable under the Option. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

      Notwithstanding any other provision to the contrary in this Agreement or Section 8(c) of the Plan, as of the business day immediately preceding a Change in Control, all Nonvested Shares shall become Vested Shares and the Option shall be exercisable until the earlier to occur of (i) the end of the Term, or (ii) the dates specified in Sections 2(f) and 2(g) of this Agreement. Change in Control means the event that is deemed to have occurred if: (A) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a Subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (B) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (C) the Company is to be dissolved and liquidated, or (D) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act (other than any stockholder or holder of warrants or options to acquire capital stock of the Company on the date hereof), acquires or for the first time controls or is able to vote (directly or through nominees of beneficial ownership) after the date hereof (other than as the direct result of a transfer by descent or distribution of a decedent's estate) fifty percent (50%) or more of the deemed issued and outstanding stock of the Company having power ordinarily to vote for directors of the Company (on a fully-diluted, as converted basis).

      Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business. Exercise of the Option shall be made by delivery to the Company by you (or other person entitled to exercise the Option as provided hereunder) of  an executed "Notice of Exercise of Option and Record of Stock Transfer", in the form attached hereto as Exhibit A and incorporated herein by reference, and payment of the aggregate purchase price for shares purchased pursuant to the exercise.

      Payment of the Exercise Price may be made at your election, with the approval of the Company,  in cash, by certified or official bank check or by wire transfer of immediately available funds,  by delivery to the Company of a number of shares of Stock having a fair market value as of the date of exercise equal to the Exercise Price, or  any other consideration approved by the Company. The Committee may, at its sole option, deny you your request to pay the Exercise Price with any consideration other than cash, certified or official bank check or wire transfer. In the event the Committee subsequently determines that the aggregate fair market value (as defined above) of Stock or any other consideration delivered as payment of the Exercise Price is insufficient to pay the entire Exercise Price, then you shall pay to the Company, immediately upon the Committee's request, the amount of the deficiency in the form of payment requested by the Committee.

      In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof for any reason other than disability or death, the Option may only be exercised within 90 days after the date on which you ceased to be so employed (or within the remainder of the term specified in Section 2(a) above, if shorter), and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed and had not previously done so.

      In the event that you shall cease to be employed by the Company or any Subsidiary or parent thereof due to death or disability, the Option may be exercised within one year of the date you ceased to be employed (or within the remainder of the term specified in Section 2(a) above, if shorter), and only to the same extent that you were entitled to exercise the Option on the date on which you ceased to be so employed and had not previously done so.

      If you are on leave of absence for any reason, the Company may, in its sole discretion, determine that you will be considered to still be in the employ of or providing services for the Company, provided that rights to the Option Shares will be limited to the extent to which those rights were earned or vested when the leave or absence began.

    Transferability. The Option, and any rights or interests therein will be transferable by you only by will or the laws of descent and distribution.

    Registration. From time to time, the Board and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities and other appropriate persons to make shares of Stock available for issuance pursuant to the exercise of Options.

    Certificates for Stock, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

    The foregoing legend may not be required for Stock issued pursuant to an effective registration statement under the Securities Act of 1933, as amended, and in accordance with applicable state securities laws.

    Withholding Taxes. The Committee may, in its discretion, require you to pay to the Company at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Company's current or future obligation to withhold federal, state or local income or other taxes that you incur by exercising an Option. In connection with such an event requiring tax withholding, payment of your tax withholding may be made by you, at your election, with the approval of the Company, (i) in cash, by certified or official bank check or by wire transfer of immediately available funds, (ii) by delivery to the Company of a number of shares of Stock having a fair market value as of the date of exercise equal to the Exercise Price, or (iii) any other consideration approved by the Company. The Committee may, at its sole option, deny your request to satisfy withholding obligations through any consideration other than cash, certified or official bank check, or wire transfer. In the event the Committee subsequently determines that the aggregate fair market value (as determined above) of any shares of Stock or other consideration delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you shall pay to the Company, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

    Adjustments. The terms of the Option shall be subject to adjustment from time to time, in accordance with the following provisions:

      If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then the number of shares of Stock (or other kind of securities) that may be acquired under the Option shall be increased proportionately and the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to the then outstanding Option shall be reduced proportionately, without changing the aggregate purchase price or value as to which the outstanding Option remains exercisable or subject to restrictions.

      If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, the number of shares of Stock (or other kind of shares or securities) that may be acquired under the Option shall be decreased proportionately and the price (including exercise price) for each share of Stock (or other kind of shares or securities) subject to the then outstanding Option shall be increased proportionately, without changing the aggregate purchase price or value as to which the outstanding Option remains exercisable or subject to restrictions.

      Whenever the number of shares of Stock subject to the Option and the price for each share of Stock subject to the Option are required to be adjusted as provided in this Section 6, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable by you pursuant to the exercise of the Option or subject to the Option after giving effect to the adjustments. The Committee shall promptly give you such a notice.

      Adjustments under this Section 6 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

    Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

    Remedies. The Company shall be entitled to recover from you reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

    No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

    Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

    No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

    Company Records. Records of the Company regarding your service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

    Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is deposited, postage paid in the United States mail. A notice shall be effective when actually received by the appropriate Company representative, in writing and in conformance with this Agreement and the Plan.

    Waiver of Notice. Any person entitled to notice hereunder may, by written form, waive such notice.

    Information Confidential. As partial consideration for the granting of this Option, you agree that you will keep confidential all information and knowledge that you have relating to the manner and amount of your participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to your spouse, tax and financial advisors, or a financial institution to the extent that such information is necessary to obtain a loan.

    Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

    Headings. The titles and headings of paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

    Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law.

    Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

    No Assignment. You may not assign this Agreement or any of your rights under this Agreement without the Company's prior written consent, and any purported or attempted assignment without such prior written consent shall be void.

    Miscellaneous.

      This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling; provided, however, in the event of any conflict or inconsistency between Section 2(c) of this Agreement and Section 8(c) of the Plan, Section 2(c) of this Agreement shall be controlling.

      The Option may be amended by the Board of the Company or by the Committee at any time if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in any federal or state, tax or securities law or other law or regulation, which change occurs after the Grant Date and by its terms applies to the Option; or other than in the circumstances described in clause (i) or provided in the Plan, with your consent. The foregoing notwithstanding, the Committee may, in its sole discretion, cancel the Option at any time prior to your exercise of the Option if, in the opinion of the Committee, you engage in activities contrary to the interests of the Company.

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Please indicate your acceptance of all the terms and conditions of the award and the Plan by signing and returning a copy of this Agreement.

MONITRONICS INTERNATIONAL, INC.

By:

Name:

Title:

ACCEPTED:

____________________________________
Signature of Optionee

____________________________________
Name of Optionee (Please Print)

Date: _________________, ____

EXHIBIT A

MONITRONICS INTERNATIONAL, INC.
2005 STOCK OPTION PLAN

Notice of Exercise of Option and
Record of Stock Transfer

PLEASE PRINT:

1. TODAY'S DATE:

2. OPTION HOLDER:

NAME:

MAILING ADDRESS:

SOCIAL SECURITY NUMBER:

TO: Attention: __________________

Re: Notice of Exercise of Option for Monitronics International, Inc. (the "Company") Class A Common Stock, par value $.01 per share ("Stock"), pursuant to the Monitronics International, Inc. 2005 Stock Option Plan (the "Plan")

I hereby exercise my option to acquire _______ shares of Stock, at my exercise price per share of $___________________. Enclosed is the original of my stock option agreement evidencing my option hereby exercised. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Select and complete the appropriate payment provision from the following alternatives.

____1. My personal check in the amount of $__________ (the Exercise Price per share times the number of option shares exercised) as payment in full of the total Exercise Price has been attached hereto.

____2. I desire to pay the Exercise Price in full with shares of Stock that I currently own. Certificates representing __________ shares of Stock, duly endorsed for transfer to the Company have been attached.

____3. I desire to pay part of the Exercise Price with shares of Stock that I currently own. My personal check for $__________ and certificates representing __________ shares of Stock, duly endorsed for transfer to the Company have been attached hereto.

I understand that any election pursuant to Items 2 or 3 above is subject to approval by the Committee administering the Plan.

I hereby represent that I have previously received a stock option agreement and a copy of the Plan from the Company and that I understand the terms and restrictions described herein and therein and agree to be bound by the terms of each such document.

(Signature)

Receipt of Notice Acknowledged:

_________________________________

Date:_______________________

Receipt of Payment in Full Acknowledged:

_________________________________

Date:_______________________

Receipt of Committee Approval if Election under

Items 2 or 3.

_________________________________

Date:_______________________]

NOTE: If exercising the stock option represented by the enclosed stock option agreement to purchase less than all of the shares to which the option relates, the original agreement will be returned with an appropriate notation evidencing the shares for which the option has been exercised.

RECEIPT

Receipt is hereby acknowledged of the delivery to me by Monitronics International, Inc., on the __________ day of ___________________________, 200___ of stock certificates for __________ shares of Stock purchased by me pursuant to the terms and conditions of the Monitronics International, Inc. 2005 Stock Option Plan referred to above, which shares were transferred to me on the Company's stock record books on the ________ day of ____________________, 200___.

(Signature)